                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):     March 2, 2000
                                                      -------------

                                 SUNSOURCE INC.
                 (Exact Name of Registrant Specified in Charter)

      Delaware                   1-13293                    23-2874736
 -------------------         ----------------          -------------------
   (State or Other           (Commission File            (I.R.S. Employer
   Jurisdiction of                Number)               Identification No.)
   Incorporation)



          3000 One Logan Square
             Philadelphia, PA                                    19103
        -------------------------                           --------------
 (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:         (215) 282-1290
                                                           ----------------

                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                                                                     Page 1 of 9
                                                         Exhibit Index on page 9

Item 2. Acquisition or Disposition of Assets.

On March 2, 2000, the Company completed a previously announced transaction with GC SUN Holdings, L.P. (the "Partnership"), a newly-formed partnership affiliated with Glencoe Capital, L.L.C. ("Glencoe ") a Chicago-based private equity investment firm, pursuant to that certain Contribution Agreement by and among SunSource Inc., SunSource Industrial Services Company, Inc., Kar Products Inc., A&H Holding Company, Inc., SunSource Canada Investment Company, A. & H. Bolt & Nut Company Limited and the Partnership, dated as of February 10, 2000, as amended by that certain Amendment No. 1 to Contribution Agreement, dated as of March 2, 2000 (as amended, the "Contribution Agreement").

Pursuant to and at the closing of the transactions contemplated by the Contribution Agreement, among other things, (1) the Company, through certain of its indirect wholly-owned subsidiaries, contributed all of the equity interests of Kar Products, LLC (as successor by merger to Kar Products Inc.) ("Kar Products") and A. & H. Bolt & Nut Company Limited to the Partnership in exchange for an aggregate 49% limited partnership interest in the Partnership, and (2) affiliates of Glencoe, together with certain other investors, contributed an aggregate of $22.5 million in cash (and committed to contribute an additional $3.5 million in cash) to the Partnership in exchange for a 50.9% limited partnership interest and a 0.1% general partnership interest in the Partnership. In addition, in connection with the closing, a portion of the cash proceeds of the equity and debt financing of the Partnership and its subsidiaries was used to repay certain intercompany indebtedness in the amount of $105 million owed by Kar Products to another wholly-owned subsidiary of the Company, which funds were concurrently used to repay a portion of the outstanding indebtedness of the Company and its subsidiaries under the existing credit facility with PNC Bank, National Association, as administrative agent. The relative amount of consideration received by the Company in exchange for its contribution was determined by the parties in arms-length negotiations.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Pro forma Financial Information.

         (c)      Exhibits.


                  Exhibit No. Description of Document

                  2.1 Contribution Agreement by and among SunSource Inc., SunSource Industrial Services Company, Inc., KAR Products Inc., A&H Holding Company, Inc., SunSource Canada Investment Company, A. & H. Bolt & Nut Company Limited and GC-SUN Holdings, L.P. dated as of February 10, 2000.
                  2.2 Amendment No. 1 to Contribution Agreement by and among SunSource Inc., SunSource Industrial Services Company, Inc., Kar Products, LLC (as successor by merger to
                         Kar Products Inc.), A&H Holding Company, Inc., SunSource Canada Investment Company, A. & H. Bolt & Nut Company Limited and GC-SUN Holdings, L.P. dated as of March 2, 2000.
                  99.1   Press Release dated March 2, 2000

                         SUNSOURCE INC. AND SUBSIDIARIES

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                                  INTRODUCTION

On March 2, 2000 (the "Closing Date"), SunSource Inc. (the "Company") completed a transaction with GC Sun Holdings, L.P. (the "Partnership"), a newly-formed partnership affiliated with Glencoe Capital, L.L.C. ("Glencoe") of Chicago, a private equity investment firm pursuant to a contribution agreement among the parties (the "Contribution Agreement").

Pursuant to the Contribution Agreement, the Company, through certain of its wholly owned subsidiaries, contributed all of the interests of its Kar Products Inc. subsidiary and its A & H Bolt & Nut Company Limited subsidiary (the "Contributed Entities") to the Partnership in exchange for an aggregate 49% interest in the Partnership. At the closing, affiliates of Glencoe, together with certain other investors, contributed $22.5 million in cash (and committed to contribute an additional $3.5 million in cash) in exchange for an aggregate 51% interest in the Partnership. In addition, the Partnership repaid certain intercompany indebtedness in the amount of $105 million owed to the Company (the "Transaction"). The contributions by the Company and Glencoe and the repayment of debt by the Partnership as outlined above reflect the Transaction.

The accompanying pro forma consolidated balance sheet and pro forma consolidated statement of income give effect to the Transaction.

The pro forma financial information is unaudited and assumes that the transaction for which pro forma effects are shown occurred as of December 31, 1999 for the pro forma consolidated balance sheet and as of January 1, 1999 for the pro forma consolidated statement of income (the "Pro Forma Consolidated Financial Information").

The Pro Forma Consolidated Financial Information presented herein is not necessarily indicative of what the financial position or results of operations would have been had the Transaction occurred on those dates, nor are they necessarily indicative of the future results of operations of the Company. Management believes the pro forma adjustments reflected in the accompanying consolidated balance sheet and consolidated statement of income give effect to all material changes arising from the Transaction. The Pro Forma Consolidated Financial Information should be read in conjunction with the historical consolidated financial information and related notes included in the Company's report on Form 10-K for the year ended December 31, 1998 and report on Form 10Q for the quarter ended September 30, 1999.

                         SUNSOURCE INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1999
                                   (UNAUDITED)
                             (dollars in thousands)

                                                                                  Contributed
                                                                                   Entities             Pro Forma
                                                                Historical            (a)              Adjustments        Pro Forma
                                                                ----------        -----------          -----------       ----------
                                     ASSETS

Current assets:
 Cash and cash equivalents                                     $   5,186          $  (2,502)            $     -           $   2,684
 Accounts receivable, net                                         65,141            (17,475)                  -              47,666
 Inventories                                                      92,691            (17,968)                  -              74,723
 Deferred income taxes                                             7,110                 86                   -               7,196
 Net assets held for sale                                         35,249                  -                   -              35,249
 Income taxes receivable                                          11,669                  -               1,853 (c)          13,522
 Other current assets                                              5,226               (834)                  -               4,392
                                                               ---------          ----------            --------          ----------
   Total current assets                                          222,272            (38,693)            $ 1,853             185,432
Property and equipment, net                                       17,282             (5,511)                  -              11,771

Goodwill an other intangibles, net                                52,404            (20,385)                  -              32,019
Deferred financing fees                                            3,493                  -                   -               3,493
Deferred income taxes                                              5,865               (559)                  -               5,306
Cash surrender value of life insurance policies                   14,190                  -                   -              14,190
Other assets                                                       7,511               (246)              2,639 (b)           9,904
                                                               ---------          ----------            --------          ----------
   Total assets                                                $ 323,017          $ (65,394)            $ 4,492           $ 262,115
                                                               =========          ==========            ========          ==========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
 Accounts payable                                              $  44,358           $ (7,658)            $     -           $  36,700
 Notes payable                                                       376                  -                   -                 376
 Current portion of capitalized lease obligations                    923                    -                 -                 923
 Dividends / distributions payable                                 1,019                  -                   -               1,019
 Deferred tax liability                                              929                  -                   -                 929
 Current portion of senior secured term loan                       3,750                  -                   -               3,750
 Accrued expenses:
  Salaries and wages                                               5,343             (1,875)                  -               3,468
  Income and other taxes                                           3,299             (1,013)                  -               2,286
  Accrued losses on discontinued operation                         2,703                  -                   -               2,703
  Other accrued expenses                                          23,961             (3,740)                  -              20,221
                                                               ---------          ----------            --------          ----------
   Total current liabilities                                      86,661            (14,286)                  -              72,375
Senior notes                                                           -                  -                   -                   -
Senior secured term loan                                          17,750                  -              (1,554)(d)          16,196
Bank revolving credit                                            102,791                  -            (102,791)(d)               -
Capitalized lease obligations                                      1,509                  -                   -               1,509
Deferred compensation                                             14,173                  -                   -              14,173
Other liabilities                                                  2,148             (1,954)                  -                 194
                                                               ---------          ----------            --------          ----------
   Total liabilities                                             225,032            (16,240)           (104,345)            104,447
                                                               ---------          ----------            --------          ----------
Guaranteed preferred beneficial interests in the
 Company's junior subordinated debentures                        115,200                  -                   -             115,200
                                                               ---------          ----------            --------          ----------
Commitments and contingencies

Stockholders' equity (deficit):
 Preferred stock, $.01 par, 1,000,000 shares
  authorized, none issued                                              -                  -                   -                   -
 Common stock, $.01 par, 20,000,000 shares authorized,                72                  -                   -                  72
 Additional paid-in capital                                       21,342                  -                   -              21,342
 Retained earnings                                               (25,297)           (50,480)            108,837 (e)          33,060
 Unearned compensation                                              (283)                 -                   -                (283)
 Accumulated other comprehensive income                           (4,344)             1,326                   -              (3,018)
 Treasury stock                                                   (8,705)                 -                   -              (8,705)
                                                               ---------          ----------            --------          ----------
   Total stockholders' equity (deficit)                          (17,215)           (49,154)            108,837              42,468
                                                               ---------          ----------            --------          ----------
      Total liabilities and stockholders'
        equity (deficit)                                       $ 323,017          $ (65,394)            $ 4,492           $ 262,115
                                                               =========          ==========            ========          ==========

            SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL INFORMATION

                         SUNSOURCE INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
                                   (UNAUDITED)
                (dollars in thousands, except for share amounts)

                                                                                 Contributed
                                                                                   Entities            Pro Forma
                                                               Historical            (f)              Adjustments        Pro Forma
                                                              -----------        -----------          -----------        ----------
Net sales                                                     $  555,652         $ (124,780)            $     -          $  430,872
Cost of sales                                                    326,399            (38,576)                  -             287,823
Cost of sales - Inventory write-down
  related to restructuring                                         2,130                  -                   -               2,130
                                                              -----------        -----------            --------         -----------
 Gross profit                                                    227,123            (86,204)                  -             140,919
                                                              -----------        -----------            --------         -----------
Operating expenses:
 Selling, general and administrative expenses                    218,437            (67,291)                  -             151,146
 Depreciation                                                      4,272             (1,060)                  -               3,212
 Amortization                                                      1,847               (665)                  -               1,182
                                                              -----------        -----------            --------         -----------
   Total operating expenses                                      224,556            (69,016)                  -             155,540
                                                              -----------        -----------            --------         -----------
Provision for litigation matters -
  divested operations                                                  -                  -                   -                   -
Transaction and other related costs
Restructuring charges and asset write-off                          8,118             (1,020)                  -               7,098
Gain on curtailment of defined benefit
  pension plan                                                     5,608                  -                   -               5,608
Other income                                                         685                (52)              2,639 (g)           3,272
                                                              -----------        -----------            --------         -----------
   Income (loss) from operations                                     742            (16,220)              2,639             (12,839)

Interest expense, net                                              9,724                  6              (8,248)(h)           1,482
Distributions on guaranteed preferred
 beneficial interests                                             12,232                  -                   -              12,232
                                                              -----------        -----------            --------         -----------
  Income (loss) from continuing operations
   before provision (benefit) for income taxes                   (21,214)           (16,226)             10,887             (26,553)

Provision (benefit) for income taxes                             (10,100)                                (1,853)(i)         (11,953)
                                                              -----------        -----------            --------         -----------
   Income (loss) from continuing operations                      (11,114)                                                   (14,600)
                                                              -----------                                                -----------
Discontinued operations
  Income (loss) from operations of discontinued
   Harding segment, less applicable income
   taxes of ($1,080)                                              (2,188)                                                    (2,188)
  Estimated loss on disposal of discontinued Harding
    segment                                                      (23,834)                                                   (23,834)
                                                              -----------                                                -----------
  Income (loss) from discontinued operations                     (26,022)                                                   (26,022)
                                                              -----------                                                -----------
 Income (loss) before extraordinary item                         (37,136)                                                   (40,622)

Extraordinary loss from early extinguishment
    of debt, less applicable income taxes of ($126)
     in the 1999 period                                             (235)                                                      (235)
                                                              -----------                                                -----------
   Net income (loss)                                          $  (37,371)                                                $  (40,857)
                                                              ===========                                                ===========

Basic and diluted income (loss) per common share:
  Income (loss) from continuing operations                    $    (1.65)                                                $    (2.16)
  Income (loss) from operations of discontinued
    Harding segment, net of taxes                                  (0.33)                                                     (0.32)
  Estimated loss on disposal of discontinued
    Harding segment                                                (3.53)                                                     (3.53)
                                                              -----------                                                -----------
  Income (loss) before extraordinary item                          (5.51)                                                     (6.01)
  Extraordinary loss from early extinguishment
    of debt, net of taxes                                          (0.03)                                                     (0.03)
                                                              -----------                                                -----------
  Net income (loss)                                           $    (5.54)                                                $    (6.04)
                                                              ===========                                                ===========
Weighted average number of
 outstanding common shares                                     6,747,142                                                  6,747,142

            SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL INFORMATION

                        SUNSOURCE INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                   (UNAUDITED)
                             (dollars in thousands)


1.  Basis of Presentation

    The Pro Forma Consolidated Financial Information is unaudited and assumes that the Transaction for which the pro forma effects are shown occurred as of December 31, 1999, for the pro forma consolidated balance sheet and as of January 1, 1999, for the pro forma consolidated statement of income.

    The gain of approximately $53,000 and other non-recurring charges related to this Transaction have been excluded from the accompanying pro forma consolidated statement of income as such amounts do not represent on-going income or costs of operations.

2.  Pro forma adjustments to consolidated balance sheet:

    (a) Adjustment to reflect the elimination of historical assets and liabilities of the Contributed Entities as of December 31, 1999.

    (b) Adjustment to reflect 49% equity in net income of the Partnership for the twelve months ended December 31, 1999.

    (c) Adjustment to reflect increase in income taxes receivable as a result of the Transaction.

    (d) Adjustment to reflect repayment of outstanding senior secured term loan and bank revolving credit borrowings with proceeds received from the Partnership for repayment of certain intercompany indebtedness in the aggregate amount of $105,000, less payments of cash expenses on the Transaction of $655.

    (e) Adjustment to equity to reflect pro forma adjustments (a) through (c) noted above.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                   (UNAUDITED)
                             (dollars in thousands)



3. Pro forma adjustments to consolidated statement of income for the twelve months ended December 31, 1999:

    (f) Adjustment to reflect elimination of the results of operations of the Contributed Entities for the twelve months ended December 31, 1999.

    (g) Adjustment to reflect the Company's 49% interest in the net income of the Partnership for the twelve months ended December 31, 1999 incorporating historical earnings of the Contributed Entities for the 1999 year adjusted for interest expense expected to be incurred by the Partnership based on effective interest rates at the Closing Date and adjusted for non-cash charges of $988 related to purchase accounting.

    (h) Adjustment to reflect reduced interest expense resulting from the repayment of the outstanding bank revolving line of credit and senior secured term loan based on weighted average interest rates incurred during 1999. (reference Note 2--pro forma adjustment (e).

    (i) Adjustment to reflect additional consolidated net tax benefits as a result of pro forma adjustments (e), (f) and (g) noted above.

                                    SIGNATURE
                                    ---------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SUNSOURCE INC.



Date:  March 17, 2000                  By: /s/ Joseph M. Corvino
                                           ----------------------------------
                                           Joseph M. Corvino
                                           Vice President- Finance and Chief
                                           Financial Officer

EXHIBIT INDEX
-------------



EXHIBIT NO.       DESCRIPTION OF DOCUMENT
-----------       -----------------------


2.1 Contribution Agreement by and among SunSource Inc., SunSource Industrial Services Company, Inc., KAR Products Inc., A & H Holding Company, Inc., SunSource Canada Investment Company,
                  A. & H. Bolt & Nut Company Limited and GC-SUN Holdings,
                  L.P. dated as of February 10, 2000.
2.2 Amendment No. 1 to Contribution Agreement by and among SunSource Inc., SunSource Industrial Services Company, Inc., Kar Products LLC (as successor by merger to Kar Products, Inc.), A&H Holding Company, Inc., SunSource Canada
                  Investment Company, A. & H. Bolt & Nut Company Limited and GC-SUN Holdings, L.P. dated as of March 2, 2000.
99.1              Press Release dated March 2, 2000